                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                          CLASSIC VACATION GROUP, INC.
              SURRENDERED FOR CASH PAYMENT OF $0.15 NET PER SHARE
      IN RESPONSE TO THE OFFER TO PURCHASE BY CVG ACQUISITION CORPORATION

           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON MONDAY, DECEMBER 31, 2001, UNLESS THE OFFER IS EXTENDED.

                                The Depositary:

                   AMERICAN STOCK TRANSFER AND TRUST COMPANY


               By Mail:                      By Facsimile Transaction:            By Hand or Overnight Courier:
            59 Maiden Lane                (For Eligible Institutions Only)                59 Maiden Lane
          New York, NY 10038                       (718) 236-2641                       New York, NY 10038
                                            For Confirmation Telephone:
                                                   (877) 777-0800

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Letter of Transmittal is to be used to tender shares of Common Stock ("Shares") of Classic Vacation Group, Inc. (the "Company") in response to a solicitation of tenders by CVG Acquisition Corporation (the "Purchaser"). It must be used whether certificates evidencing Shares are to be forwarded with this Letter of Transmittal or whether delivery of Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Facility") as described in Section 9 of the Offer to Purchase. Shareholders whose certificates are not immediately available or who cannot deliver their confirmation of the book-entry transfer of their Shares into the Depositary's account at the Book-Entry Facility ("Book-Entry Confirmation") on or before the Expiration Time may use the guaranteed delivery procedure described in Section 9 of the Offer to Purchase to tender their Shares. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:

   Account Number:

   Transaction Code Number:

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

   Name(s) of Registered Owner(s):

   Date of Execution of Notice of Guaranteed Delivery:

   Name of Institution which Guaranteed Delivery:

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                          CERTIFICATE(S) TENDERED
                 (PLEASE FILL IN, IF BLANK)                             (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                      OF SHARES            NUMBER
                                                                 CERTIFICATE       REPRESENTED BY         OF SHARES
                                                                 NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------
                                                                TOTAL SHARES
------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated it will be assumed that all Shares described above are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURE MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to CVG Acquisition Corporation (the "Purchaser"), a Delaware corporation, the shares of Common Stock (the "Shares"), of Classic Vacation Group, Inc. (the "Company"), a New York corporation, listed above, in response to the Purchaser's offer to purchase all outstanding Shares that are not already owned by the Purchaser, its parent, or the parent's affiliates or members, at a price of $0.15 per Share, net to the sellers in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 13, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer").

     Subject to, and effective upon, acceptance of the Shares tendered with this Letter of Transmittal for payment in accordance with the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered with this Letter of Transmittal (and any other Shares or other securities issued or issuable in respect of those Shares after November 13, 2001) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to those Shares (and any such other Shares or securities) with full power of substitution, (that power of attorney being an irrevocable power coupled with an interest) to (a) deliver certificates for the Shares (and any such other Shares or securities) or transfer ownership of the Shares (and any such other Shares or securities) on the account books maintained by the Book-Entry Facility, together in either case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present those Shares (and any such other Shares or securities) for transfer on the books of the Company and (c) otherwise exercise all rights of beneficial ownership of the Shares (and any such other Shares or securities), all in accordance with the terms of the Offer.

     The undersigned irrevocably appoints the Purchaser, its officers and its designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney-in-fact and proxy or his or its substitute, in his or its sole discretion deems proper, and otherwise act (including acting by written consent without a meeting) with respect to, all the Shares tendered by this Letter of Transmittal which have been accepted for payment by the Purchaser prior to the time of the vote or action (and any other Shares or securities issued in respect of those Shares after November 13, 2001). This proxy is irrevocable and is granted in consideration of, and is effective upon, the deposit by the Purchaser with the Depositary of the purchase price for the Shares to which it relates, and acceptance of those Shares for payment, in accordance with the Offer. That acceptance for payment will revoke all prior proxies granted by the undersigned with regard to those Shares (and any such other Shares or other securities) and the undersigned will not give any subsequent proxies with respect to those Shares.

     The undersigned represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered by this Letter of Transmittal (and any other Shares or other securities issued in respect of those Shares after November 13, 2001) and that, when those Shares are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title to the Shares (and any such other Shares or securities), free and clear of all liens, restrictions, charges, encumbrances or adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered by this Letter of Transmittal (and any such other Shares or other securities) to the Purchaser.

     The authority conferred in this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal or otherwise resulting from the tender of the Shares to which this Letter of Transmittal relates will be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, the tender made by this Letter of Transmittal is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 9 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated in the box below captioned "Special Payment Instructions," please issue the check for the purchase price with regard to the Shares formerly represented by the certificates which are being surrendered to the undersigned. Similarly, unless otherwise indicated in the box below captioned "Special Delivery Instructions," please mail the check for the purchase price and deliver certificates representing any Shares which are not being tendered or are not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. If both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and certificates for any Shares which are not being tendered, or are not accepted for payment, in the name of, and deliver the check and certificates, or confirmation of transfer of the Shares at the Book-Entry Facility, to the person or persons indicated. Shareholders delivering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting an account at the Book-Entry Facility, by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions or otherwise to transfer any tendered Shares which are not accepted for payment from the name of the registered holder of the Shares to the name of another person.

------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

      To be completed ONLY if certificates for Shares are not tendered or are not purchased and the check for the purchase price of Shares which are purchased are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry which are not purchased are to be returned by credit to an account maintained at the Book-Entry Facility other than that designated above.

 Issue:  [ ] Check     [ ] Certificates to:

 Name
 ---------------------------------------------------
                                 (PLEASE PRINT)

 Address
 -------------------------------------------------
                               (INCLUDE ZIP CODE)

 -----------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

 [ ] Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry Facility account set forth below:

 -----------------------------------------------------------
                                (ACCOUNT NUMBER)
------------------------------------------------------------

------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

      To be completed ONLY if certificates for Shares are not tendered or are not purchased and the check for the purchase price of Shares which are purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown after the undersigned's signature below.

 Mail:  [ ] Check     [ ] Certificates to:

 Name
 ---------------------------------------------------
                                 (PLEASE PRINT)

 Address
 -------------------------------------------------
                               (INCLUDE ZIP CODE)

 -----------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

------------------------------------------------------------

                                   SIGN HERE
                   (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Dated:
--------------------------- , 2001

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the information described in Instruction 5.)

Name(s) ------------------------------------------------------------------------
                                     (PLEASE PRINT)

Capacity (full title)
               -----------------------------------------------------------------

Address-------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

Tax Identification or Social Security No.
    ----------------------------------------------------------------------------
                   (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------

Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

Area Code and Telephone Number
--------------------------------------------------------------------------------

Dated:
--------------------------- , 2001

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder of the Shares tendered by it (which, for purposes of this document, includes any participant in the Book-Entry Facility whose name appears on a security position listing as the owner of Shares) unless the holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse of this Letter of Transmittal or (ii) if those Shares are tendered for the account of a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company which has an office or correspondent in the United States (collectively, "Eligible Institutions"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by shareholders either if certificates are being forwarded with it or if tenders of Shares are to be made in accordance with the procedures for delivery by book-entry transfer set forth in Section 9 of the Offer to Purchase. Certificates for all physically tendered Shares, or a Book-Entry Confirmation confirming book-entry transfer of Shares to an account of the Depositary, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile of one) and any other documents required by this Letter of Transmittal, must be received by the Depositary at the address set forth above on or prior to the Expiration Time (as defined in Section 7 of the Offer to Purchase). Shareholders whose certificates for Shares are not immediately available, or who cannot deliver Book-Entry Confirmation of book entry transfer of the Shares to the Depositary on or prior to the Expiration Time may tender their Shares by properly completing and executing a Notice of Guaranteed Delivery in accordance with the guaranteed delivery procedure described in Section 9 of the Offer to Purchase. Pursuant to that procedure, (i) the tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Time and (iii) the certificates for all physically tendered Shares, or Book-Entry Confirmation of Shares tendered by book-entry transfer, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile of one) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in Section 9 of the Offer to Purchase.

     The method of delivery of this Letter of Transmittal, the certificates for Shares and all other required documents, including delivery through the Book-Entry Facility, is at the option and risk of the tendering shareholder and, except as otherwise provided in this Instruction 2, the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and numbers of Shares being tendered should be listed on a separate signed schedule which should be attached to this Letter of Transmittal.

     4. Partial Tenders. (Not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares evidenced by a certificate are to be tendered, fill in the number of Shares which are to be tendered in the last column of the box entitled "Description of Shares Tendered" on page 1 of this Letter of Transmittal. In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Time. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares being tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s), without any alteration, enlargement or change whatsoever.

     If any of the tendered Shares are owned of record by two or more joint owners, all the owners must sign this Letter of Transmittal.

     IF TENDERED SHARES ARE REGISTERED IN DIFFERENT NAMES ON DIFFERENT CERTIFICATES, IT WILL BE NECESSARY TO COMPLETE, SIGN AND SUBMIT AS MANY SEPARATE LETTERS OF TRANSMITTAL AS THERE ARE DIFFERENT REGISTRATIONS ON CERTIFICATES.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and submit evidence satisfactory to the Purchaser of the person's authority so to act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares being tendered, no endorsements of certificates or separate stock powers are required, unless payment or certificates for Shares which are not tendered or purchased are to be issued to a person other than the registered owner(s), in which case, endorsements of certificates or separate stock powers are required and signatures on those certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares being tendered, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates. Signatures on the certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it of Shares it purchases pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Shares which are not tendered or are not purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of anyone other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes payable on account of the transfer to another person (whether imposed on the registered holder or on the other person) will be deducted from the purchase price unless satisfactory evidence of the payment of, or an exemption from the need to pay, stock transfer taxes is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates submitted with this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check or certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent or certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than the signer's address shown above, the appropriate boxes on this Letter of Transmittal must be completed. Shareholders tendering Shares by book-entry transfer may request that any Shares which are not purchased be credited to an account maintained at the Book-Entry Facility which the shareholder designates. If no instructions are given, Shares tendered by book-entry transfer which are not purchased will be returned by crediting the account at the Book-Entry Facility designated above.

     8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to, or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its respective address set forth below or from your broker, dealer, commercial bank or trust company.

     9. Waiver of Conditions. The conditions to the Offer may be waived by the Purchaser, in whole or in part, at any time and from time to time in the Purchaser's sole discretion, as to any Shares which are tendered.

     10. Substitute Form W-9. The tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate that the shareholder is not subject to backup withholding by checking the box in Part 2 of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 30% Federal income tax withholding from the payment of the purchase price. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% from all payments of the purchase price to be made after expiration of that 60 day period until a TIN is provided to the Depositary.

     Important: This Letter of Transmittal (or a facsimile of it), together with certificates or confirmation of book-entry transfer and all other required documents, or a Notice of Guaranteed Delivery, must be received by the Depositary on or prior to the Expiration Time.

                       (DO NOT WRITE IN THE SPACES BELOW)

    Date Received ------         Accepted by ------        Checked by ------

    --------------------------------------------------------------------------------------------------------------------------------
        CERTIFICATES           SHARES         SHARES                     AMOUNT OF        SHARES
         SURRENDERED          TENDERED       ACCEPTED      CHECK NO.       CHECK         RETURNED     CERTIFICATE NO.     BLOCK NO.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    Delivery Prepared by ------     Checked by ------     Date ------ , 2001

                           IMPORTANT TAX INFORMATION

     Under Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with the shareholder's correct TIN on Substitute Form W-9 below. If the shareholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject, among other things, to penalties imposed by the Internal Revenue Service. In addition, payments that are made to the shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a statement, signed under penalties of perjury, attesting to the individual's exempt status. A form of statement may be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of the shareholder's correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that the shareholder is awaiting a TIN).

WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares being tendered are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidelines on which number to report.

-----------------------------------------------------------------------------------------------------------------------------
                                                        PAYER'S NAME:
-----------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                                                                                     ------------------------
 FORM W-9                    PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND         Social Security Number
                             CERTIFY BY SIGNING AND DATING BELOW                               OR -------------------------
                                                                                               Employer Identification Number
                            -------------------------------------------------------------------------------------------------
 DEPARTMENT OF THE           PART 2 -- Check the box if you are NOT subject to backup withholding under the provisions of
 TREASURY, INTERNAL          Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you are exempt from backup
 REVENUE SERVICE             withholding, or (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. [ ]
                            -------------------------------------------------------------------------------------------------
PAYER'S REQUEST FOR          CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT   PART 3 --
 TAXPAYER IDENTIFICATION     THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND        Awaiting TIN [ ]
 NUMBER (TIN)                COMPLETE.

                             SIGNATURE --------------------------------------------------      (Complete certification below)
                             DATE-------------------------------------------------- , 2001
-----------------------------------------------------------------------------------------------------------------------------

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payor, 30 percent of all payments made to me shall be retained until I provide a Taxpayer Identification Number to the payor and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 30 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

Signature                                              Date               , 2001
          ------------------------------------------        -------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                    The Information Agent for the Offer is:

                             D.F. King & Co., Inc.
                          77 Water Street, 20th Floor
                               New York, NY 10005

                     Banks and Brokerage Firms please call:

                                 (212) 269-5550

                            All Others please call:

                                 (800) 207-3155